UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2021

HIGHWATER ETHANOL, LLC
(Exact name of registrant as specified in its charter)

Minnesota	333-137482	20-4798531
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

24500 US HWY 14, PO Box 96, Lamberton, MN	56152
(Address of principal executive offices)	(Zip Code)

(507) 752-6160
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

    On March 22, 2021 (dated effective March 15, 2021), Highwater Ethanol, LLC, (the "Company") and Compeer Financial, PCA f/k/a AgStar Financial Services, PCA, as administrative agent, ("Compeer"), executed a Third Amended and Restated Credit Agreement (the "Third Amendment"), which amends and restates the Second Amended and Restated Credit Agreement dated January 22, 2016. In connection therewith, as of the same date, the Company executed a Revolving Line of Credit Note with Compeer and a Revolving Line of Credit Note with AgCountry Farm Credit Services, PCA. The primary purpose of the Third Amendment was to add a Revolving Line of Credit in an amount equal to the amount of the Borrowing Base, with a maximum limit of $10,000,000, to be used for working capital or ongoing operating expenses. The Borrowing Base will vary and may at times be less than $10,000,000. The Revolving Line of Credit Loan expires on March 15, 2022 and accrues interest at the one-month LIBOR rate plus 325 basis points with no minimum interest rate. Monthly interest payments are due on the Revolving Line of Credit Loan. The Company will be charged an unused commitment fee on the average daily unused portion of the commitment at the rate of 50 basis points on a per annum basis payable quarterly. The Company paid a commitment fee in the amount of $25,000 in connection with the Revolving Line of Credit Loan.

The Third Amendment also amends the restrictions related to the Company's ability to make distributions to members. The Third Amendment provides that the Company is allowed to make distributions to members as frequently as monthly in an amount equal to 75% of net income if working capital is greater than or equal to $8,250,000, or 100% of net income if working capital is greater than or equal to $11,000,000, or an unlimited amount if working capital is greater than or equal to $11,000,000 and the outstanding balance on the 2020 Term Loan is $0.00.

Item 9.01 Financial Statements and Exhibits

(a)None.

(b)None.

(c)None.

(d)Exhibits

Exhibit No.            Description

99.1     Third Amended and Restated Credit Agreement between Highwater Ethanol, LLC and Compeer Financial, PCA, as administrative agent, dated March 15, 2021
99.2    Revolving Line of Credit Note between Highwater Ethanol, LLC and Compeer Financial, PCA dated March 15, 2021
99.3    Revolving Line of Credit Note between Highwater Ethanol, LLC and AgCountry Farm Credit Services, PCA dated March 15, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIGHWATER ETHANOL, LLC

Date: March 22, 2021	/s/ Brian Kletscher
Brian Kletscher, Chief Executive Officer